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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 March 31, 2005
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION

             (Exact name of registrant as specified in its charter)

           DELAWARE                       1-10218                13-3489233
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                            ------------------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On March 31, 2005, the registrant and its wholly-owned subsidiary, Collins & Aikman Products Co., obtained a waiver under their senior secured credit facility of certain information delivery requirements and matters related to the previously announced accounting investigation. The waiver applies from the date of the waiver until the earlier of (x) June 15, 2005, (y) the date on which an event of default, a termination event or a comparable event occurs under any Indebtedness having an outstanding principal amount exceeding $15,000,000 for failure to deliver any of the Covered Financial Statements (other than the Indentures) or (z) the date that is 30 days after the date on which a notice of default for failure to deliver any of the Covered Financial Statements is delivered pursuant to any of the Indentures.

The description set forth above is qualified by the waiver that is filed herewith as an exhibit.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.  The following exhibit is filed herewith:

              Exhibit No.        Description

              99.1 Waiver, dated as of March 31, 2005, among Collins & Aikman Products Co., Collins & Aikman Corporation, the lenders party thereto, Credit Suisse First Boston, as syndication agent, Deutsche Bank Securities Inc., as documentation agent, and JPMorgan Chase Bank, N.A., as administrative agent



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 1, 2005


                                        COLLINS & AIKMAN CORPORATION



                                        By:  /s/       Bryce M. Koth
                                             -----------------------------------
                                             Name:     Bryce M. Koth
                                             Title:    Senior Vice President and
                                                       Chief Financial Officer
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                                  EXHIBIT INDEX


Exhibit No.         Description

99.1 Waiver, dated as of March 31, 2005, among Collins & Aikman Products Co., Collins & Aikman Corporation, the lenders party thereto, Credit Suisse First Boston, as syndication agent, Deutsche Bank Securities Inc., as documentation agent, and JPMorgan Chase Bank, N.A., as administrative agent